Exhibit 99.1

July 7, 2010

Dado Banatao
Jim Murphy
Ikanos Communications, Inc.
47669 Fremont Boulevard
Fremont, CA 94538

Dear Dado and Jim:

I am writing to inform you that I am resigning from Ikanos. My last day with the company will be July 8, 2010.

Regards,

/s/ Dan Karr

Dan Karr